UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 9, 2014

Cogent Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31227	52-2337274
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1015 31st St. NW, Washington, District of Columbia	20007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  202-295-4200

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 9, 2014, Cogent Communications Finance, Inc. (the “Cogent Finance”), a newly formed financing subsidiary of Cogent Communications Group, Inc. (the “Company”), completed an offering of $200.0 million in aggregate principal amount of its 5.625% Senior Notes due 2021 (the “2021 Notes”).  The offering closed into escrow pursuant to an escrow agreement, dated as of April 9, 2014 (the “Escrow Agreement”), among Cogent Finance, the Company, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”), and Wilmington Trust, National Association, as trustee (the “Trustee”), under the Indenture (defined below).  The term “Issuer” in this Form 8-K refers to Cogent Finance prior to the release of the funds from the escrow account (such date of release, the “Escrow Release Date”) and to the Company after the Escrow Release Date.  The net proceeds from the offering were approximately $196.0 million after deducting discounts and commissions and estimated offering expenses.  The net proceeds from the offering, if released from escrow, are intended to be used for general corporate purposes.  As previously announced, the Company expects to call for redemption all of its outstanding 1.00% Convertible Senior Notes due 2027 (the “Existing Convertible Notes”) and will redeem all such outstanding Existing Convertible Notes on or about June 20, 2014 (the “Redemption Transactions”).  After consummation of the Redemption Transactions, Cogent Finance will merge with and the Company, with the Company continuing as the surviving corporation (the “Merger”).  At the time of consummation of the Merger, the Company will assume the obligations of Cogent Finance under the 2021 Notes and the Indenture.  If the conditions to the Escrow Release Date are satisfied, on the Escrow Release Date, the Company, a subsidiary to be formed by the Company under Delaware law, which is expected to become the parent company of the Company (“Cogent Holdco”), and each of the Company’s domestic subsidiaries will become party to the Indenture pursuant to a supplemental indenture to the Indenture and the obligations under the Indenture will become obligations solely of the Company, Cogent Holdco and each of the Company’s domestic subsidiaries.  Cogent Holdco will provide a guarantee of the 2021 Notes but will not be subject to any of the covenants under the Indenture.

The 2021 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The 2021 Notes were sold in a private placement to qualified institutional buyers and to persons outside the U.S. pursuant to the exemption from registration provided by Rule 144A and Regulation S, respectively, under the Securities Act.

The 2021 Notes were issued pursuant to, and are governed by, an indenture, dated April 9, 2014 (the “Indenture”), between Cogent Finance and the Trustee. A copy of the Indenture, together with the form of 2021 Note, are attached to this Form 8-K as Exhibits 4.1 and 4.2 and the description of the Indenture and the 2021 Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and the 2021 Notes, respectively, and are incorporated by reference herein.

The 2021 Notes were issued pursuant to the Indenture and bear interest at a rate of 5.625% per year and will mature on April 15, 2021. The Issuer may issue additional notes pursuant to the terms of the Indenture and the additional notes will have the same terms as to status, redemption or otherwise (other than with respect to the purchase price thereof, the date from which the interest accrues and the first interest payment date) as the notes issued on April 9, 2014.  Interest began to accrue on the 2021 Notes on April 9, 2014 and will be paid semi-annually on April 15 and October 15, commencing October 15, 2014, to the persons who are registered holders of the 2021 Notes at the close of business on the April 1 and October 1 immediately preceding the applicable interest payment date.

Pursuant to the Escrow Agreement, an amount in cash equal to the gross proceeds of the offering of the 2021 Notes was deposited into an escrow account and Cogent Finance deposited into such escrow account an amount in cash sufficient to pay all regularly scheduled interest that would accrue on the 2021 Notes up to, but excluding, the latest possible Special Mandatory Redemption Date (as defined below).  Cogent Finance has granted the Trustee for the benefit of the holders of the 2021 Notes a first priority security interest in the escrow account and all deposits and investments therein to secure the obligations under the 2021 Notes pending disbursement.  The Escrow Release Date is subject to the satisfaction of the following conditions: (i) the Redemption Transactions will have been consummated, (ii) the Merger has been consummated and the Company and the guarantors will have become parties to the Indenture, whereby the Company becomes the issuer of the 2021 Notes and assumes all of the obligations of Cogent Finance under the 2021 Notes and the Indenture (as a result of which Cogent Finance will be absolutely and unconditionally released from all such obligations) and the guarantors will become guarantors of the 2021 Notes and (iii) no default or event of default will exist or would result from the Escrow Release Date.  In the event that (i) the Escrow Release Date does not take place on or prior to June 30, 2014 (the “Outside Date”) or (ii) at any time prior to the Outside Date, the Company notifies the Escrow Agent that it has determined the conditions to the Escrow Release Date cannot be satisfied on or prior to the Outside Date after its use of commercially reasonable efforts to satisfy such conditions, Cogent Finance will redeem all of the 2021 Notes (the “Special Mandatory Redemption”) at a price equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest from April 9, 2014 up to, but excluding the Special Mandatory Redemption Date.  The “Special Mandatory Redemption Date” will be four (4) business days from the date the Company notifies the Escrow Agent that it will consummate a Special Mandatory Redemption.  While the funds are in escrow, Cogent Finance may direct the Escrow Agent to invest the funds in certain type of investments.

Following the Escrow Release Date, the 2021 Notes will be the Issuer’s senior unsecured obligations and will be guaranteed on a senior unsecured basis by Cogent Holdco if it becomes a parent of the Company and each of the Company’s domestic subsidiaries. Following the Escrow Release Date, the 2021 Notes will be effectively subordinated in right of payment to all of the Company’s and each guarantor’s secured indebtedness, including the Company’s existing 8.375% Senior Secured Notes due 2018, and future secured indebtedness, if any, to the extent of the value of the assets securing such indebtedness.  Following the Escrow Release Date, the 2021 Notes will be equal in right of payment with the Company’s and each guarantor’s unsecured indebtedness that is not subordinated in right of payment to the 2021 Notes. Following the Escrow Release Date, the 2021 Notes will rank senior in right of payment to the Company’s and each guarantor’s future subordinated debt, if any; and will be structurally subordinated in right of payment to all indebtedness and other liabilities of any of the Company’s subsidiaries that are not guarantors, which will only consist of immaterial subsidiaries and foreign subsidiaries that do not guarantee other indebtedness of the Company.

The terms of the 2021 Notes include covenants that restrict the Company’s and its restricted subsidiaries’ ability to, among other things:

•         pay dividends and make distributions in certain circumstances;

•         repurchase or redeem stock or subordinated indebtedness;

•         make certain investments;

•         incur or guarantee additional indebtedness;

•         create liens;

•         incur restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments to the Company;

•         merge or consolidate or transfer all or substantially all of assets;

•         enter into transactions with affiliates; and

•         transfer or sell assets.

However, the covenants provide for certain exceptions to these restrictions, including a substantial repurchase program or special dividend of up to $150.0 million under the restricted payment covenant.

At any time prior to April 15, 2017, the Issuer may redeem all or part of the 2021 Notes at a redemption price equal to 100% of the principal amount of the 2021 Notes to be redeemed plus a “make-whole” premium as described in the Indenture plus accrued and unpaid interest to the date of redemption.  At any time on or after April 15, 2017, the Company may redeem all or part of the 2021 Notes at the applicable redemption prices set forth in the Indenture plus accrued and unpaid interest to the date of redemption.

At any time prior to April 15, 2017, the Company may redeem up to 35% of the aggregate principal amount of the 2021 Notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 105.625% of the principal amount plus accrued and unpaid interest to the redemption date; provided that at least 65% of the aggregate principal amount of the 2021 Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption and such redemption occurs within 90 days of the date of the closing of any such equity offering.

Upon specific kinds of changes of control accompanied by certain rating events, the Company must offer to purchase the 2021 Notes at a purchase price equal to 101% of the principal amount plus accrued and unpaid interest to the date of purchase. Additionally, if the Company sells certain assets and the Company does not apply the proceeds from such sale in a certain manner or certain other events have not occurred, the Company must use the excess proceeds to offer to repurchase the 2021 Notes and certain other pari passu debt at 100% of the principal amount, plus accrued and unpaid interest to the date of purchase, if any.

The principal amount of the 2021 Notes would become immediately due and payable upon the occurrence of certain bankruptcy or insolvency events involving Cogent Finance, the Company or certain of its subsidiaries, and may be declared immediately due and payable by the trustee or the holders of at least 25% of the aggregate principal amount of the then outstanding 2021 Notes upon the occurrence of certain events of default under the Indenture. Events of default include, among other things: (i) failure to pay principal or interest at required times; (ii) failure to perform or remain in breach of certain covenants within the periods prescribed under the Indenture; (iii) failure to comply with any other agreements in the Indenture; (iv) a default on any indebtedness of the Company or certain of its subsidiaries of $20.0 million or more in the aggregate that is caused by a failure to make a payment when due or results in the acceleration of such indebtedness prior to its maturity; (v) failure to pay final judgments aggregating in excess of $20.0 million (net of amounts covered by insurance) against the Company and such judgment or judgments have not been stayed; (vi) an indenture guarantee is held to be unenforceable or invalid or a guarantor denies its obligations under its guarantee; and (vii) failure by Cogent Finance to consummate the Special Mandatory Redemption if the conditions to the Escrow Release Date are not satisfied on or prior to the Outside Date.

This report does not constitute notice to the holders of the Existing Convertible Notes that any of the transactions mentioned in this report will occur.

Caution Concerning Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund and similar funds in other countries; changes in government policy and/or regulation, including net neutrality rules by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

4.1	Indenture related to the 5.625% Senior Notes due 2021, dated as of April 9, 2014, between Cogent Communications Finance, Inc. and Wilmington Trust, National Association, as trustee.

4.2	Form of 5.625% Senior Notes due 2021 (included as Exhibit A to Exhibit 4.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Group, Inc.

April 10, 2014	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: Chief Executive Officer